                                                                   Exhibit 10.12

                            SUBSCRIPTION AGREEMENT
                            ----------------------

                                 COMMON STOCK

Prosoft I-Net Solutions, Inc.
2333 North Broadway
Suite 300
Santa Ana, CA 92706

          The undersigned hereby subscribes to become a shareholder in Prosoft I-Net Solutions, Inc., a Nevada corporation (the "Company"), and to purchase the number of shares of Common Stock of the Company (the "Shares") indicated below. The Company is concurrently offering shares to the undersigned and a limited number of other investors under the terms set forth in this Agreement (the "Offering").

          The undersigned acknowledges that any questions regarding this document or the subscription should be directed to: ____________________________
________________________________________________________________________________

          1.   Subscription.  Subject to the terms and conditions hereof, (i)
               ------------
the undersigned hereby irrevocably agrees to purchase the Shares set forth on the signature page hereof at the purchase price of $10.50 per Share and to tender the cash purchase price set forth on the signature page hereof by means of a check (cashiers, certified or personal), money order or wire transfer payable to Prosoft I-Net Solutions, Inc. upon acceptance of the undersigned's subscription by the Company in accordance with the provisions hereof and (ii) the Company hereby agrees, upon such acceptance, to sell the Shares to the undersigned in accordance with the provisions hereof.

          2.   Representations and Warranties.  The undersigned represents and
               ------------------------------
warrants to the Company as of the date hereof as follows:

               (a) The undersigned has received and read and understands the Company's Annual Report on Form 10-K for the year ending July 31, 1997 (the "Form 10-K"), which contains important information relating to the Company and has relied solely on the Form 10-K; the undersigned has not relied on any oral representations or oral information furnished to the undersigned in connection with the purchase of the Shares.

               (b) The undersigned has had the opportunity to seek from the Company or its representatives, and has received from such parties, all information deemed necessary by the undersigned to evaluate the merits and risks of an investment in the Company. The undersigned has had the opportunity to verify the accuracy of the information contained in the Form 10-K and to seek investment, tax or legal counsel prior to investing in the Company.

               (c) The undersigned understands that, except as provided in
Section 5 below, the Shares will not be registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), or registered or qualified under any state securities laws in reliance upon exemptions from such registration and qualification, and that such exemptions depend in large part on the undersigned's representations and warranties herein.

          (d) The undersigned, if a corporation, partnership, trust or other entity, is authorized and duly empowered to purchase and hold the Shares, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Shares.

          (e) The Shares are being purchased for the account specified on the signature page hereof, for investment and not with a view to resale or distribution to any person, corporation or other entity. The undersigned also understands that there will not be any public market for the sale of such Shares.

          (f) The undersigned has such knowledge and experience in financial and business matters that will enable the undersigned to utilize the information made available to it in connection with this investment to evaluate the merits and risks of an investment in the Company.

          (g) The undersigned is able to bear the economic risks related to a purchase of Shares (i.e., the undersigned is able to afford a complete loss of the Shares the undersigned is subscribing to purchase). The undersigned has made other investments of a similar nature and, by reason of the undersigned's business and financial experience, has acquired the capacity to protect its own interests in investments of this nature. The undersigned has carefully reviewed the Form 10-K, and has made its own examination of the investment, as well as the accounting and tax aspects of this transaction, and will depend on the advice of its own counsel and accountants.

          (h) The undersigned recognizes that the Shares involve a high degree of risk, including those special risks referred to or set forth in the Form 10-K.

          (i) The undersigned is both (A) an "accredited investor" within the meaning of Rule 501 of Regulation D as promulgated under the 1933 Act, and (B) a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the 1933 Act.

          (j) All information which the undersigned has provided to the Company, including, but not limited to, the undersigned's financial position and knowledge of financial and business matters, is true, correct and complete as of the date of execution of this Subscription Agreement. The undersigned understands that the Company will rely to a material degree upon the representations contained herein.

          (k) The undersigned is aware that no federal or state agency has made any finding or determination as to the fairness of investment in, nor any recommendation or endorsement of, the Shares.

          (l) The undersigned understands that the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to either a registration or an exemption therefrom.

          (m) The undersigned further represents and warrants to the Company that, with respect to each source of funds to be used by it to purchase Shares hereunder (each being referred to as the "Source"), at least one of the following statements is and shall be accurate as of the date hereof:

              (i) the Source is not the assets of any "plan" (as such term is defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) subject to Section 4975 of the Code, or any "employee benefit plan" (as such term is-defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to Section 406 of ERISA (each such plan and employee benefit plan, being referred to as a "Benefit Plan") or otherwise out of "plan assets" within the meaning of United States Department of Labor regulation Section 2510.3-101, 29 CFR 2510.3-101;

              (ii) the Source is the assets of a "governmental plan" (as such term is defined in Section 3(32) of ERISA);

              (iii) the undersigned is an insurance company and the Source is the assets of its general asset account and the conditions set forth in Sections I(a) and IV of Prohibited Transaction Class Exemption ("PTCE") 95-60 have been satisfied with respect to the undersigned's purchase of the Shares;

              (iv) the undersigned is an insurance company and the Source is the assets of an insurance company pooled separate account within the meaning of PTCE 90-1 issued by the United States Department of Labor and either (x) no Benefit Plan has assets in such separate account which exceed or are expected to exceed 10% of the total assets of such separate account as of the date hereof (for purposes of this clause (iv), all Benefit Plans maintained by the same employer or employee organization are deemed to be a single plan), or (y) the undersigned has disclosed to the Company in writing prior to the date hereof the identity of each Benefit Plan whose assets in such separate account exceed or are expected to exceed 10% of the total assets of such separate account as of the date hereof;

              (v) the undersigned is a bank and the Source is assets of a collective investment fund as defined in Section IV(e) of PTCE 91-38 and either
(x) no Benefit Plan has assets in such collective investment fund which exceed or are expected to exceed 10% of the total assets of such collective investment fund as of the date hereof (for purposes of this clause (v), all Benefit Plans maintained by the same employer or employee organization are deemed to be a single plan), or (y) the undersigned has disclosed to the Company in writing prior to the date hereof the identity of each Benefit Plan whose assets in such collective investment fund exceed or are expected to exceed 10% of the total assets of such collective investment fund as of the date hereof;

          (vi) the Source is assets of an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as such terms are defined in Part V of PTCE 84-14), and the conditions set forth in Sections I(c), (d), (e) and (g) of PTCE 84-14 have been satisfied, and the identity of such QPAM and the names of all Benefit Plans whose assets are included in such investment fund (other than, in the case of a collective investment fund described in the clause
(v) above, any Benefit Plan the identity of which is not required to be disclosed to the Company pursuant to clause (v) above) have been identified in writing to the Company prior to the date hereof pursuant to this clause (vi); or

          (vii) the Source is assets of a Benefit Plan or a separate account comprised of Benefit Plans, which Benefit Plans have been identified in writing to the company prior to the date hereof pursuant to this clause (vii).

     3.   Indemnification.
          ---------------

          (a) The undersigned hereby indemnifies the Company, its affiliates and its agents and holds them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, incurred by the Company (or its affiliates or agents) by reason of or in connection with any misrepresentation made by the undersigned, any breach of any of the undersigned's warranties, or failure of the undersigned to fulfill any covenants or agreements under this Subscription Agreement; provided, however, that, notwithstanding anything to the contrary herein, in no event shall the undersigned be liable hereunder to the Company, its affiliates and its agents or any other party for special, incidental, consequential or punitive damages, including without limitation loss of profits sustained or claimed. This Subscription Agreement and the representations and warranties contained herein shall survive the undersigned's purchase of the Shares.

          (b) The Company hereby indemnifies the undersigned, its affiliates, directors, officers, agents and employees and holds them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, incurred by the undersigned (or its affiliates, directors, officers, agents and employees) by reason of or in connection with any misrepresentation made by the Company, any breach of any of the Company's warranties, or failure of the Company to fulfill any covenants or agreements under this Subscription Agreement. This Subscription Agreement and the representations and warranties contained herein shall survive the Company's issuance of the Shares.

     4.   Acceptance or Rejection of Subscription.  The parties hereto agree
          ---------------------------------------
that:

          (a) the Company reserves the right to reject the undersigned's subscription, in whole or in part, at the sole discretion of the Company for any reason;

          (b) the undersigned's subscription will be accepted or rejected within 15 days from receipt and will be effective only upon acceptance by the Company; and

          (c) upon acceptance of the undersigned's subscription by the Company,
(i) the undersigned's subscription will be irrevocable, (ii) the obligations of the undersigned and the Company hereunder to purchase and sell the Shares, respectively, will become effective immediately thereafter and (iii) the Company will deliver the Shares to the undersigned against payment therefor within 15 days from the Company's receipt of this Subscription Agreement.

     5.   Registration Rights.  The Company hereby grants to the undersigned the
          -------------------
registration rights provided in the Registration Rights Agreement attached hereto as Exhibit 1.

     6.   Antidilution Protection.
          -----------------------

          (a) If at any time after the date of this subscription agreement and prior to the earlier of: (i) the occurrence of a firmly underwritten public offering of the Company's Common Stock pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission with gross proceeds of at least $25 million; or (ii) such time as all of the Shares held by the undersigned may immediately be sold under Rule 144 during any 90-day period, the Company sells or issues shares of capital stock or options, rights or warrants entitling the holders thereof to subscribe for or purchase shares of capital stock in a Financing (as defined below) at a purchase price less than $10.50 per share (as adjusted to reflect any increase or decrease or change into or exchange for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company), the undersigned will receive additional shares of Common Stock under this Subscription Agreement so that the total number of Shares received by the undersigned under this Subscription Agreement (after taking into account that additional issuance) equals the total purchase price paid by the undersigned divided by the Adjusted Price (as defined
                                       ----------
below).

          (b) For purposes of this Section, the following definitions shall apply:

              (1) "Adjusted Price" shall mean (i) with respect to the issuance of equity securities, the price per share determined by multiplying the Existing Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares of Common Stock which the aggregate consideration received by the company in such Financing would have purchased at the Existing Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares actually issued in such Financing and (ii) with respect to the issuance of options, rights or warrants entitling the holders thereof to subscribe for or purchase shares of equity securities, the price per share determined by multiplying the Existing Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares of Common Stock which the aggregate consideration received by the Company in such Financing (including both the issue price of the options, rights or warrants and the exercise price thereof) would have purchased at the Existing Price, and the denominator of which shall be the number of shares of Common stock outstanding immediately prior to such Financing plus the number of shares such holders of options, rights and warrants would own if they exercised the options, rights or warrants received by them in the Financing. For the purposes of the foregoing calculation, the number of shares of Common Stock outstanding immediately prior to such Financing shall be calculated on a fully diluted basis, as if all outstanding warrants or options to purchase Common Stock had been fully exercised immediately prior to such Financing as of such date, but shall not include shares of Common Stock held in the treasury of the Company.

              (2) "Existing Price" shall initially mean the purchase price per share paid by the undersigned (as adjusted to reflect any increase or decrease or change into or exchange for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company), and after any adjustments pursuant to this Section, shall mean the then current Adjusted Price.

              (3) "Financing" shall mean any issuances of equity securities or options, rights or warrants entitling the holders thereof to subscribe for or purchase equity securities by the Company for cash or any other form of consideration, but shall not include (i) the issuance of shares or options to employees, directors or consultants of the Company to the extent that all such issuances pursuant to this subclause (i) do not result in the issuance to employees, directors or consultants of the Company, at a price per share less than $10.50 (as adjusted to reflect any increase or decrease or change into or exchange for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company), of a number of shares (and/or options, rights or warrants to buy a number of shares) in excess of 10% of the outstanding shares of Common Stock in the aggregate immediately after the consummation of the offering, or (ii) the issuance of shares upon exercise of outstanding warrants or options described in the Form 10-K.

      7.  Representations, Warranties and Covenants of the Company. By accepting
          --------------------------------------------------------
this subscription, the Company hereby represents and warrants to, and covenants with, the undersigned as follows:

          (a) Organization.  The Company is duly organized, validly existing and
              ------------
in good standing under the laws of the State of Nevada. The Company has full power and authority to own, lease and operate its properties and to conduct its business as currently conducted and is registered or qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, prospects, properties or operations of the Company.

          (b) Due Authorization.  The Company has all requisite power and
              -----------------
authority to execute, deliver and perform its obligations under this Subscription Agreement, and this Subscription Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Non-Contravention.  The execution and delivery of this
              -----------------
Subscription Agreement, the issuance and sale of the Shares to be sold by the Company hereunder, and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, any material agreement or instrument to which the Company is a party or by which it is bound or the Articles of Incorporation (the "Charter") or the Bylaws of the Company nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the valid issuance and sale of the Shares to be sold pursuant to this Agreement (other than such as have been made or obtained).

          (d) Capitalization.  The authorized and outstanding capital stock of
              --------------
the Company and rights to acquire capital stock of the Company are as set forth in the Form 10-K. Except as set forth in the Form 10-K, there are no outstanding shares of, or rights to acquire shares of, capital stock of the Company. The Shares have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

          (e) Legal Proceedings.  There is no legal or governmental proceeding
              -----------------
pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject that, if adversely determined, would have a material adverse effect upon the business, financial condition, prospects, properties or operations of the Company.

          (f) No Violations.  The Company is not in violation of its Charter or
              -------------
Bylaws, in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority (including without limitation any law, regulation or order relating to ERISA) applicable to the Company, which violation, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound or affected, and there exists no condition which, with the passage of time or the giving of notice or both, would constitute a material default under any such document or instrument or result in the imposition of any material penalty or the acceleration of any indebtedness.

          (g) Government Permits, Etc.  The Company has all necessary
              ------------------------
franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, the absence of which would have a material effect on the business or operations of the Company.

          (h) Financial Statements.  The financial statements of the Company and
              --------------------
the related notes contained in the Form 10-K present fairly the financial position of the Company as of the dates indicated therein and its results of operations for the period therein specified, were prepared in accordance with generally accepted accounting principles and are true, correct and complete in all respects.

          (i) No Material Adverse Change.  Except as described in the Form 10-K,
              --------------------------
since July 31, 1997, the Company has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in its business, financial condition, prospects, properties or results of operations.

          (j) Form 10-K.  The Form 10-K does not contain any untrue statement of
              ---------
a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading.

          (k) Offers of Shares.  Neither the Company nor anyone acting on its
              ----------------
behalf has offered the Shares or any similar securities to, or solicited any offer to purchase the same from, or otherwise approached or negotiated in respect thereof with, any person, or has taken any other action, which in all cases mentioned above would require the registration of the Shares under Section 5 of the 1933 Act or under the registration and qualification provisions of any securities or "blue sky" law of any applicable jurisdiction.

          (l) Contingent Liabilities.  The Company does not have any contingent
              ----------------------
liabilities that would be material to the Company that are not provided for or disclosed in the financial statements that are included in the Form 10-K.

               (m) Transaction with Affiliates.  All of the Company's
                   ---------------------------
transactions and relationships with affiliates are on fair and reasonable terms comparable to those that would be obtained in an arm's-length transaction between unrelated third parties.

               (n) Fees and Commissions.  No broker's or finder's fee or
                   --------------------
commission will be payable by the Company with respect to the issuance and sale of the Shares or the transactions contemplated hereby, and the Company shall hold the undersigned harmless from any claim, demand or liability for any such broker's or finder's fees or commission alleged to have been incurred in connection herewith.

               (o) Investment Company Act.  The Company is not and, after giving
                   ----------------------
effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not directly or indirectly controlled by or acting on behalf of any person which is an "investment company" as such term is defined in the Investment Company Act.

               (p) ERISA.  (i) Assuming the accuracy of the representation set
                   -----
forth in Section 2(m), the execution and delivery of the Subscription Agreement and the issue and purchase of the Shares hereunder will not, as of the date hereof, involve any transaction that is prohibited under Section 406(a)(1) of ERISA or which is a "prohibited transaction" as defined in Section 4975(c)(1) of the Code, in either case for which a statutory or administrative exemption is not available.

          (ii) The Company does not maintain, contribute to or have any liability with respect to any Plan or Multiemployer Plan.

          (iii) The Company has no ERISA Affiliates.

          (iv) The Company is not a party to any collective bargaining agreement.

For purposes of this Section, the following terms shall be defined as stated below:

          "ERISA Affiliate" means each trade or business (whether or not incorporated) which, together with the Company, is treated as a single employer under Title IV of ERISA or Section 414 of the Code.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which the Company, any of its subsidiaries or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions, including for these purposes any person which ceased to be an ERISA Affiliate during such five-year period.

          "Plan" means an employee benefit plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA, and either (i) is maintained for employees of the Company, any of its subsidiaries or any ERISA Affiliate or in which any such employees participate or to which contributions are made by the Company, any of its subsidiaries or any ERISA Affiliate, or (ii) has at any time within the preceding five years been maintained for employees of the Company, any of its subsidiaries or any ERISA Affiliate or any person which was at such time an ERISA Affiliate or in which any such employees participated at such time, or
(iii) with respect to which the Company, any of its subsidiaries or any ERISA Affiliate could be subjected to any liability under Title IV of ERISA (including without limitation Section 4069 of ERISA) in the event that such plan has been or were to be terminated.

          8.   Acceptance.  Execution and delivery of this Subscription
               ----------
Agreement shall constitute an irrevocable offer to purchase the Shares indicated, which offer may be accepted or rejected by the Company in its sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by an officer of the Company and delivery of the Shares to the undersigned against payment therefor within 15 days from the Company's receipt of this Subscription Agreement.

          9.   Binding Agreement.  The parties hereto agree that, upon
               -----------------
acceptance hereof by the Company, they may not cancel, terminate or revoke this Subscription Agreement or any agreement made by them hereunder, and that, upon acceptance hereof by the Company, this Subscription Agreement shall be binding upon the successors and assigns of the parties hereto.

          10.  Incorporation by Reference.  The statement of the number of
               --------------------------
Shares subscribed and related information set forth on the signature page are incorporated as integral terms of this Subscription Agreement.

          11.  Other Agreements.  The Company hereby represents and warrants
               ----------------
that it has not entered into or agreed to any agreement with any other purchaser of stock in the offering that confers rights or benefits more favorable than the rights and benefits conferred upon the undersigned hereunder. The Company shall not enter into any agreement with any other purchaser of stock in the offering that shall confer rights or benefits more favorable than the rights and benefits conferred upon the undersigned, unless, in each case, the undersigned has been notified in writing and been provided with a copy of such proposed agreement at least 15 days prior to the effective date of such agreement and has been given the opportunity to receive the rights and benefits in such agreement as of the date of such agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

          The undersigned desires to take title in the Shares as follows (check one):

          ____ (a)  Trust (Trustee(s) must sign on Page 12);

          ____ (b)  Partnership (general partner(s) must sign on Page 13);

          ____ (c)  Corporation (authorized officer must sign on Page 14).

          The exact spelling of name under which title to the Shares shall be taken is (please print):
________________________________________________________________________________

          The exact location (including account number and receiving person, if applicable) for delivery of common stock: _____________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE
                              FOR TRUST INVESTORS
                              -------------------

Total Shares subscribed: #___________________          $________________________

_____________________________________________
Name of Trust (Please print or type)

_____________________________________________
Name of Trustee (Please print or type)

_____________________________________________
Date Trust was formed

By:__________________________________________
            Trustee's Signature

Taxpayer Identification Number:______________

Trustee's Address ___________________________
          ___________________________________
          ___________________________________
          Attention: ________________________


Executed at ___________________________, this ___ day of __________, 1997.

SUBSCRIPTION ACCEPTED:

PROSOFT I-NET SOLUTIONS, INC.,
a Nevada corporation

By:__________________________________________

          Printed Name
          and Title:_________________________

                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE
                           FOR PARTNERSHIP INVESTORS
                           -------------------------

Total Shares subscribed: #_____________________        $________________________

_______________________________________________
Name of Partnership (Please print or type)

_______________________________________________
Name of General Partner (Please print or type)

By:     _______________________________________
        Signature of a General Partner

_______________________________________________
Name of General Partner (Please print or type)

By:     _______________________________________
        Signature of Additional General Partner
        (if required by partnership agreement)

Taxpayer Identification Number:________________

Partnership's Address _________________________
           ____________________________________
           ____________________________________

Mailing Address (if different) ________________
           ____________________________________
           ____________________________________
           Attention: _________________________

Executed at ___________________________, this ___ day of _______________, 1997.

SUBSCRIPTION ACCEPTED:

PROSOFT I-NET SOLUTIONS, INC.,
a Nevada corporation

By:____________________________________________

           Printed Name
           and Title:__________________________

                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE
                            FOR CORPORATE INVESTORS
                            -----------------------

Total Shares subscribed:  #______________________________   $___________________

_________________________________________________________
Name of Corporation (Please print or type)

_________________________________________________________
Name and Title of Authorized Agent (Please print or type)


By:    __________________________________________________
       Signature of Authorized Agent

Title: __________________________________________________

Taxpayer Identification Number:__________________________

Corporation's Address ___________________________________
           ______________________________________________
           ______________________________________________

Mailing Address (if different) __________________________
           ______________________________________________
           ______________________________________________
           Attention: ___________________________________

Executed at ___________________________, this ___ day of _______________, 1997.

SUBSCRIPTION ACCEPTED:

PROSOFT I-NET SOLUTIONS, INC.,
a Nevada corporation

By:______________________________________________________

           Printed Name
           and Title:____________________________________